RESTAURANT LEASE
                                ----------------

                            9227 E. County Line Road
                            ------------------------
                              Englewood, CO 80112
                              -------------------











                                  ZYMOTIC, LLC
                                  ------------
                                  as Landlord,



                                      and



                             WALNUT BREWERY, INC.,
                             ---------------------
                 a Colorado corporation, d/b/a Walnut Brewery,
                                   as Tenant.

                               TABLE OF CONTENTS

ARTICLE        TITLE OF ARTICLE                             PAGE NO
--------------------------------------------------------------------------------
ARTICLE 1      Summary Fundamental Lease Provisions............1

ARTICLE 2      Grant, Term and Options to Extend...............3

ARTICLE 3      Rent............................................4

ARTICLE 4      Condition of Premises at Lease Commencement.....5

ARTICLE 5      Conduct of Business by Tenant...................6

ARTICLE 6      Common Areas....................................6

ARTICLE 7      Signs, Alterations, and Additions...............7

ARTICLE 8      Maintenance of Leased Premises, Surrender
               and Rules.......................................8

ARTICLE 9      Insurance and Indemnity.........................8

ARTICLE 10     Utilities......................................10

ARTICLE 11     Assignment and Subletting......................10

ARTICLE 12     Governmental Regulations.......................11

ARTICLE 13     Destruction of Leased Premises.................12

ARTICLE 14     Eminent Domain.................................13

ARTICLE 15     Default of Tenant..............................14

ARTICLE 16     Access by Landlord.............................16

ARTICLE 17     Tenant's Property..............................16

ARTICLE 18     Notice Provisions..............................17

ARTICLE 19     Subordination, Nondisturbance, Estoppel, etc...18

ARTICLE 20     Miscellaneous..................................20

               -Accord and Satisfaction                     )
               -Applicable Law                              ) 20
               -Captions and Section Numbers                )
               -Covenants                                   )

               -Counterparts                                )
               -Entire Agreement                            )
               -Exhibits                                    ) 21
               -Facsimile Signatures                        )
               -Force Majeure                               )

               -Guarantor                                   )
               -Hazardous Materials                         )
               -No Partnership or Other Association         )
               -Notice To Landlord of Default               ) 22
               -Partial Invalidity                          )
               -Preliminary Negotiations                    )
               -Quiet Enjoyment                             )

               -Real Estate Commissions                     )
               -Recording                                   )
               -Tenant's Assertion of Landlord's Rights     ) 23
               -Waste                                       )
               -No Waiver                                   )

ARTICLE 21     Holding Over...................................24

                                    ARTICLE 1

                       SUMMARY OF FUNDAMENTAL LEASE TERMS

         The following is intended as a summary of the fundamental terms of the Lease. In the event of any conflict between this summary and the terms of the Lease, the terms of the Lease shall control:

1.01    TENANT'S NAME:              Walnut Brewery, Inc.,
                                    a Colorado corporation,
                                    d/b/a Walnut Brewery
1.02     LEASED PREMISES:
         -Address                   9227 E. County Line Road
                                    Englewood, CO  80112,

1.03     TENANT'S NAME AS IT
         APPEARS ON LEASE,
         ADDRESS AND PHONE:         Walnut Brewery, Inc., a Colorado
                                    corporation, d/b/a Walnut Brewery
                                    9227 E. County Line Road
                                    Englewood, CO  80112
                                    Phone:  (___) __________
                                    Fax:      (___) __________

1.04     LANDLORD'S NAME
         ADDRESS, PHONE &
         FAX                         Zymotic, LLC,
                                     a Colorado limited liability company
                                     c/o David E. Carpenter
                                     1115 N. Elm Street
                                     P.O. Box 216
                                     West Liberty, Iowa  52776
                                     Phone:  (319) 627-4101
                                     Fax:  (319)  627-4403
1.05     AGENT/MANAGER
         (Name, address, phone
          and Fax)                   Same name, phone and address as no. 1.04

1.06     SQUARE FOOTAGE
         LEASED:                    Approximately __________(_____) square feet.

1.07     DATE LEASE SIGNED:         __________, 1997

1.08     LEASE COMMENCEMENT
         DATE: Upon closing of the sale of the Property and Premises to Landlord as set forth in
                                    the  Purchase  and  Sale   Agreement
                                    between  Landlord  and  Rock  Bottom
                                    Restaurants,  Inc.,  dated June ___,
                                    1997.

1.09     DATE RENT COMMENCES:      On the day of the closing as set forth in
                                   paragraph 1.08, above.

1.10     INITIAL LEASE TERM:       Fifteen (15) years.

1.11     INITIAL  TERM ENDS:       On the last day
                                   of the one hundred eightieth (180th)
                                   full month after the Lease
                                   Commencement Date.

1.12     BASE RENT:                Years 1-5         $230,775
                                         6-10        $261,353
                                         11-15       $295,982

         Options                         16-20       $335,200
                                         21-25       $379,614
                                         26-30       $429,913
                                         31-35       $486,876

1.13      ADDITIONAL RENT:  (Check applicable item(s), if any:

                                ___X___  Tenant's Common Area Maintenance,
                                         per paragraph 8 of the Declaration
                                         governing the Property.
                                ___X___  Real Estate Taxes
                                ___X___  Insurance

1.14    UTILITIES:                  Paid by Landlord:   None

                                    Paid by Tenant:  As applicable to the Leased
                                    Premises,    heat,    water,   gas,   steam,
                                    telephone, sewer and electricity consumed on the Premises.

1.15    MAINTENANCE RESPONSIBILITIES:  Tenant  shall be responsible for all maintenance and repairs.

1.16     INSURANCE COVERAGE REQUIRED:

                  By Tenant: As required by the Declaration covering the Property, but in no event less than $2,000,000 combined single limit of liability for bodily injury and property damage with an annual aggregate of $2,000,000, together with all risk property insurance (hereinafter "Tenant's Property Insurance") covering fire and extended coverage, vandalism and malicious mischief, sprinkler leakage and all other perils included in a standard Special Causes of Loss or All Risk form for no less than eighty percent (80%) of the replacement value of all of Tenant's property located on or within the Premises, together with the same insurance for replacement of the Premises themselves, for not less than one hundred percent of the replacement value of the Premises, excluding footings and foundation, with Tenant's customary deductibles.

                  By   Landlord:  Such insurance as Landlord's deems appropriate
                  to insure itself for claims for bodily injury and property damage liability.

1.17    RENEWAL OPTIONS:   Four (4) Terms of sixty (60) months each.

1.18    PARKING:           Included within the Leased Premises.

1.19    DOCUMENTS TO
WHICH PROPERTY IS SUBJECT: Declarations of Easements, Covenants,
                           Conditions and Restrictions for Centennial
                           Promenade which is dated as of April 23, 1996, and recorded on September 24, 1996, as reception
                           number  A6123145,   as  amended  (the "Declaration")
                           Development and Restrictions Agreement dated as of January 29, 1997 and recorded on __________, 1997, as reception number ___________
                           (the "Restrictions Agreement")

                                    ARTICLE 2

                       GRANT , TERM and OPTIONS TO EXTEND

2.01 LEASED PREMISES. Landlord demises and leases to Tenant, and Tenant leases from Landlord, the Building outlined in red on Exhibit A and referred to as 9227
E. County Line Road, Englewood, CO 80112 (the "Leased Premises" or the "Premises"), which is located on the real property whose legal description is set forth in Exhibit B attached hereto (said real property and the buildings and improvements located thereon are from time to time herein called the "Property"). The Leased Premises consist of approximately_________(____________) square feet within the Building and a total of_____ (___) square feet of real property within the boundary lines of Exhibit B.

Tenant shall be entitled to occupy and use such portion of the Property to construct and operate a patio or sidewalk cafe for the service of food and beverages to guests. There shall be no additional Rent or Additional Rent charged for the Patio area, but the same shall be included in the definition of Leased Premises for purposes of insurance, Tenant maintenance and liability matters under this Lease. 2.02 GRANT OF USE OF COMMON AREAS. The use and occupation by Tenant of the Leased Premises shall include the use, in common with others entitled thereto, of the common areas of the Centennial Promenade Shopping Center as applicable, including, without limitation, employees' parking areas, service roads, loading facilities, sidewalks, and customer vehicle parking areas, elevators, corridors, stairways, and such other facilities as may be designated from time to time by Landlord, subject, however, to the terms and conditions of this Lease.

2.03 POSSESSION/COMMENCEMENT DATE. Landlord shall deliver possession of the Premises to Tenant in accordance with the terms of the Purchase and Sale Agreement between Landlord and Rock Bottom Restaurants, Inc., dated June ___, 1997. The date of delivery of possession shall herein be referred to as the Lease Commencement Date.

2.04  COMMENCEMENT OF RENTAL.  Tenant's obligation to pay rent shall commence on the Lease Commencement Date.

2.05 TERM OF LEASE. The term of this Lease shall be one hundred eighty (180) months, commencing with the Lease Commencement Date determined in accordance with the terms of paragraph 2.03, above. If the Lease Commencement Date is other than the first day of the month, the first year of the Lease Term shall be deemed to be extended to include such partial month and the following twelve months, so as to end on the last day of the month.

2.06 OPTIONS TO RENEW. Provided Tenant shall not then be in material default hereunder, Tenant shall have the option to extend the term of the Lease for four
(4) additional terms of sixty (60) months each upon the same terms and conditions herein contained. To exercise its option(s) hereunder, Tenant shall deliver notice of said election to Landlord at least Ninety (90) days prior to the expiration of the then existing term hereof. The Rent during such extension(s) shall be as set forth in paragraph 1.12, above.

                                    ARTICLE 3

                                      RENT

3.01 ANNUAL RENTAL. Annual rental hereunder shall be payable in advance in equal monthly installments on the first day of each and every month throughout the Lease term at the office of Landlord as set forth in paragraph 1.04 hereof, or at such other place as Landlord shall designate to Tenant in writing, without prior demand. Rental for any fractional month shall be prorated and likewise payable in advance.

3.02 TAX AND INSURANCE ADJUSTMENT. Tenant shall, for each Lease Year, pay to Landlord as additional rent real estate taxes and assessments and all insurance for the Property. Landlord shall notify Tenant of the amount of such assessment and Tenant shall pay Landlord such amounts within thirty (30) days from the date of notice to it by Landlord. Additionally, with respect to taxes:

     (a) Right to Contest Assessments. Tenant may, at its expense, contest any and all such real estate taxes in the name of and on behalf of the Landlord.

     (b) Municipal, County, State or Federal Taxes. Tenant shall pay, before delinquency, all municipal, county and state or federal taxes assessed against any leasehold interest of Tenant or any fixtures, furnishings, equipment, stock-in-trade or other personal property of any kind owned, installed or used in or on the Property.

     (c) Rental Taxes. Tenant shall not be responsible for any income, inheritance or estate taxes imposed on Landlord or the income of Landlord.

                                    ARTICLE 4

                 CONDITION OF PREMISES AT COMMENCEMENT OF LEASE

4.01 LANDLORD'S AND TENANT'S WORK.  Intentionally omitted.

4.02 ACCEPTANCE OF LEASED PREMISES. Tenant's taking possession of the Premises at the Lease Commencement Date shall be deemed to be an acceptance of the Leased Premises.

 4.03 WARRANTIES. In connection with this Lease, except as specifically set forth in this Lease, Landlord makes no warranties or representations concerning the condition of the Premises at the Lease Commencement Date. The Premises were constructed by Rock Bottom Restaurants, Inc., and sold to Landlord on a sale/leaseback transaction. The warranties with respect to the Property and Premises are contained within the Purchase and Sale Agreement between the Landlord and Rock Bottom Restaurants, Inc., dated June ___, 1997, and in Landlord's warranty and covenant of quiet and peaceable possession hereinafter set forth.

                                    ARTICLE 5

                                 USE OF PREMISES
                                       AND
                          CONDUCT OF BUSINESS BY TENANT

5.01 USE OF PREMISES. Tenant shall use the Leased Premises for the purpose of a brewpub and/or sit down restaurant with full service bar and entertainment, including live and/or background music, and for any other purpose or use allowed by state and local laws, ordinances or regulations. During the term of this Lease and any extensions hereof, so long as Tenant operates a restaurant as described above, neither Landlord nor its affiliates shall lease space in the Property or in any property or premise within ten (10) miles of the Property to any other bar and/or restaurant which operates in a similar manner specifically, but not limited to, a "brewpub" or "brewery/restaurant" that involves the brewing of beer on or adjacent to the property or premise in question.

5.02 CONDUCT OF BUSINESS BY TENANT. Tenant shall operate the business in the Premises in accordance with all applicable codes, regulations, statutes and ordinances applicable to the Premises and Tenant's business, and in accordance with all covenants, declarations and restrictions imposed on the Premises by the Shopping Center of which the Premises are a part, and shall indemnify Landlord against any costs or damages which Landlord may incur which are a result of Tenant having failed to so operate its business in the Premises..

                                    ARTICLE 6

                                  COMMON AREAS

 6.01 CONTROL OF COMMON AREAS BY LANDLORD. Intentionally omitted.

                                    ARTICLE 7

         ALTERATIONS, ADDITIONS, , AWNINGS, BILLIARD TABLES,
                        GAMING DEVICES, LIENS AND SIGNAGE

7.01 ALTERATIONS AND ADDITIONS. After completion of the initial construction project by Rock Bottom Restaurants, Inc.,(Tenant's parent corporation), Tenant shall not, without Landlord's prior written consent, either make or cause to be made any alterations, additions, or improvements to the Property or to any exterior signs, shades or awnings which in any one instance involve a cost in excess of $50,000. Landlord's consent shall not be unreasonably withheld so long as such alterations do not diminish the value of the Property, it being the understanding and agreement of the parties that alterations or modifications which are consistent with a commercial use of the Property or the Premises will not be deemed to reduce the value of the Property. In the event Landlord's consent is required under this paragraph 7.01, Tenant shall present to Landlord plans and specifications for such work at the time approval is sought, and prior to commencement of construction. Any plans and specifications not expressly disapproved by Landlord, in writing, stating all reasons for such disapproval, on or before the fifteenth (15th) day after submission by Tenant shall be deemed approved. In any event, Landlord's consent shall not be unreasonably withheld, conditioned or delayed so long as such alterations do not diminish the value of the Property, it being the understanding and agreement of the parties that alterations or modifications which are consistent with a commercial use of the Property or the Premises will not be deemed to reduce the value of the Property.. Tenant shall appoint its own designer, architect and contractor for the any work to be performed on the Premises or the Building by Tenant.

         As a further condition to Landlord's consent to alterations, additions, or improvements, Tenant shall, as required or permitted by Colorado law, advise all subcontractors, suppliers, materialmen, and laborers that they shall not have the right to file a Mechanic's Lien against the Property owned by the Landlord. The Tenant hereby agrees to hold the Landlord harmless from any and all liabilities of every kind and description which may arise out of or be connected in any way with said alterations, additions, or improvements. Before commencing any work in connection with alterations, additions, or improvements, the Tenant, if requested by Landlord, and only in those instances when Landlord's consent is required hereunder, shall furnish the Landlord with certificates of insurance from all contractors performing labor or furnishing materials insuring the Landlord against liabilities which are customarily covered by such insurance and which may arise out of or be connected in any way with said additions, alterations, or improvements, except such liabilities as may arise from the negligent act or failure to act of Landlord, its agents, representatives, employees or servants.

7.02     AWNINGS, CANOPIES, BILLIARD TABLES, SILOS, SATELLITE DISHES AND SIGNS

         A. SIGNS, AWNINGS, SILOS & CANOPIES: All signs, awnings, canopies, decorations, lettering, advertising matter, or other items installed by Tenant shall at all times be maintained by Tenant, at its expense, in good condition and repair. Tenant shall be allowed, but is not required, to install awnings on the exterior of the Premises. Tenant shall be allowed, but is not required, to install a silo on or near the Premises.

         B. BILLIARD TABLES/GAMING DEVICES: Landlord has no objection to the use of billiard/pool tables, or such gaming devices or arrangements as are permitted by law, in the Leased Premises. Tenant shall provide such support as is necessary for billiard/pool tables to prevent any structural damage to the Premises from said tables.

         C. SATELLITE DISHES: Landlord has no objection to the placement of satellite reception dish(es) and equipment on the roof of the Property. Tenant shall be responsible for the repair of any damage to the roof resulting from the installation, maintenance, repair and/or removal of the dish(es). If the roof of the Premises is subject to a warranty, any item installed on the roof by Tenant shall be installed, maintained and removed in accordance with such reasonable requirements as Landlord and/or Landlord's roofing contractor shall require so as to maintain such warranty in full force and effect.

7.03 MECHANICS' LIENS. Tenant shall promptly pay its contractors and materialmen for all work done and performed for Tenant, so as to prevent the assertion or imposition of liens upon or against the Leased Premises, and should any such lien be asserted or filed, Tenant shall bond against or discharge the same within thirty (30) business days after receipt by Tenant of written request by Landlord. The Tenant hereby agrees to hold the Landlord harmless from any and all liabilities of every kind and description which may arise out of or be connected in any way with said alterations, additions, or improvements. Tenant is authorized, but not required, to post the property, if permissible under local or state law, so as to prevent the assertion of liens against the Premises. Landlord will cooperate with Tenant if Tenant elects to post the Premises. Nothing in this paragraph 7.03 shall be construed to prohibit Tenant from contesting any lien or amount claimed thereunder which Tenant deems objectionable.


                                    ARTICLE 8

                  MAINTENANCE OF LEASED PREMISES AND SURRENDER

8.01 MAINTENANCE, REPAIR, AND REPLACEMENT BY TENANT. Tenant shall, at its expense, at all times repair, maintain, and replace the Building and the Premises, and maintain the same in conformity with governmental regulations in good order, condition, and repair, including, without limitation (a) the roof, walls, foundation, and all structural parts; (b) the interior of the Property, together with exterior entrances, all glass, and all window moldings, (c) all fixtures, partitions, interior ceilings, floor coverings, and utility lines within the Leased Premises; (d) all doors, door openers, trade equipment and machinery, appliances, signs, and appurtenances thereof; and, (e) landscaping, outside lighting, and parking lot, in conformity with governmental regulations in good order, condition and repair, with Tenant failing to do so constituting a default hereunder. The within obligations shall also include, without limitation, Tenant's obligation to comply with and perform the requirements of paragraphs 3 d and 6 of the Declaration governing the Property of which the Premises are a part. If Tenant refuses or neglects to commence or complete repairs, maintenance or replacements promptly and adequately, Landlord may make or complete said repairs, maintenance or replacements and Tenant shall pay the cost hereof to Landlord upon demand.

8.02     MAINTENANCE BY LANDLORD.   Intentionally omitted.

8.03 SURRENDER OF PREMISES. At the expiration of the tenancy hereby created, Tenant shall peaceably surrender the Leased Premises, including all alterations, additions, improvements, and repairs made thereto (but excluding, without limitation, all trade fixtures, decorations, hoods, furniture, equipment, signs, and other personal property, installed by Tenant), broom clean and in good condition and repair, reasonable wear and tear, and damage by casualty, excepted. Tenant shall remove all its trade fixtures and any of its other property not required to be surrendered to Landlord before surrendering the Premises as aforesaid, and shall repair any damage to the Leased Premises caused by such removal. Any personal property remaining in the premises thirty (30) days after the expiration of the Lease period shall be deemed abandoned by Tenant and Landlord may claim the same and shall in no circumstances have any liability to Tenant therefor.

                                    ARTICLE 9

                             INSURANCE AND INDEMNITY

9.01     CASUALTY INSURANCE.

         A. Tenant shall, at its cost and expense, at all times during the Term of this Lease and any extensions hereof, maintain bodily injury and property damage liability insurance covering the Building and the Premises for any customarily insurable act or omission of Tenant, its employees, agents, representatives, assigns, guests, invitees, persons in privity with Tenant, or licensees.. Such insurance policy shall be written for not less than $2,000,000 combined single limit of liability for bodily injury and property damage with an annual aggregate of $2,000,000, and shall include Landlord as an Additional Insured. Tenant shall deliver to Landlord a certificate of such insurance which shall also contain a 30-day prior written notice of cancellation provision.

         B. Tenant shall also carry during the Term of this Lease and any extensions hereof, all risk property insurance (herein "Tenant's Property Insurance") covering fire and extended coverage, vandalism and malicious mischief, sprinkler leakage and all other perils included in a standard Special Causes of Loss or All Risk form for at least one hundred percent (100%) of the replacement value of the Building (less footings and foundations) and of all of Tenant's property located on or within the Premises, with Tenant's customary deductibles. Tenant shall deliver to Tenant a certificate of such insurance which shall also contain a 30-day prior written notice of cancellation provision. Landlord and Landlord's lender shall be named as Additional Insureds, as their interests may appear, with respect to such insurance. Landlord agrees it shall not have any right, title or interest in and to Tenant's Property Insurance or any proceeds therefrom to the extent such insurance insures Tenant's personal property.

         C. The limits on such insurance shall be re-indexed no more frequently than once every five (5) years so as to conform to the industry standard and to the limits carried by other brewpub/restaurants operated by Tenant. Such insurance shall be provided by a company or companies with an A.M. Best rating of not less than A X, and authorized to do business in the state of Colorado.

         D. Tenant shall also maintain such liquor liability or "dram shop" insurance as is required by law.

         E. If the requirements of the Declaration governing the Property require insurance of a greater amount and/or having more coverage than prescribed herein, the requirements of the Declaration shall control.

9.02  INDEMNIFICATION CLAUSE.

Each party hereto will indemnify, defend and hold the other party harmless from and against any and all claims, losses, expenses, costs, judgments, and/or demands arising from the conduct of the other party with regard to the possession by Tenant of the Premises and/or on account of any operation or action by Landlord or Tenant and/or from and against all claims arising from any breach or default on the part of the other party, or any act of negligence on behalf of the other party, its agents, contractors, servants, employees, licensees, or invitees, or any accident, injury, or death of any person or damage to any property in or about the Premises. Tenant acknowledges it is responsible for the performance of the requirements of paragraph 7 d of the Declaration.



9.03  WAIVER OF SUBROGATION.

Landlord and Tenant agree that if the interest or item on which they are required to obtain insurance in connection with the transaction contemplated hereby shall be damaged or destroyed during the term or any extension of this Lease by a peril insurable under this Lease, and whether or not such damage or destruction was caused by the neglect of the other party, neither party shall have liability to the other or to any insurer of the other for, or in respect of, such damage or destruction to the extent covered by such insurance. The waiver of subrogation hereby set forth shall extend only to the risks insured by the insurance policies required hereby. The foregoing language notwithstanding, in the event property of one party is damaged or destroyed by the negligent act or negligent failure to act of the other party, the party at fault shall be liable to the damaged party for the "deductible" or retainage amount applicable to the insurance policy of the damaged party.

9.04 ADDITIONAL RENT. If Tenant shall not comply with its covenants made in this
Article 9, Landlord may cause insurance as aforesaid to be issued, in such event Tenant agrees to pay as additional rent, the premium for such insurance upon Landlord's demand.

                                   ARTICLE 10

                                    UTILITIES

10.01 UTILITY CHARGES. Tenant shall be solely responsible for and promptly pay all charges, including any deposits required by a third-party provider, for water, gas, steam, sewer, electricity, or any other utility or service used or consumed on the Leased Premises.

                                   ARTICLE 11

                            ASSIGNMENT AND SUBLETTING

 11.01 CONSENT NOT REQUIRED. Tenant may voluntarily, or by operation of law, assign this Lease in whole or in part, and may sublet all or any part of the Leased Premises without the prior written consent of Landlord.

11.02 TRANSFERS PERMITTED. In the event that Tenant wishes to sublet the premises or assign this Lease, in whole or in part, Tenant shall forthwith notify Landlord in writing of Tenant's desire to sublet the Premises or assign this Lease, including a summary of the proposed terms, or a copy of any offer, as the case may be. Landlord shall have fifteen (15) days within which to accept or reject said assignment or sublease. Any proposed sublease or assignment not specifically disapproved by Landlord, in writing and specifying all reasons for such disapproval and delivered to Tenant within said fifteen (15) days, shall be deemed approved. The foregoing limitation notwithstanding, Landlord acknowledges that Tenant is a wholly-owned subsidiary of Rock Bottom Restaurants, Inc., the shares of which are publicly-traded. Sales of stock via public trading shall not be deemed a "sale, transfer or other disposition" within the meaning of this
Article 11. Further, Tenant may sublet all or any portion of the Leased Premises, or assign this Lease, to any corporation or other entity which is a subsidiary of, or fifty percent (50%) or more of whose shares are owned by Tenant or Rock Bottom Restaurants, Inc., without the consent of Landlord. In the event of such a transfer, Tenant will notify Landlord of the name, address and phone number of the sublessee or assignee. In addition, in the event of such a transfer, Tenant and Guarantor shall remain liable to Landlord under the terms of this Lease for the performance by the sublessee or assignee. Any assignment, subletting, mortgaging or hypothecation permitted hereunder or to which the Landlord has consented shall be by written instrument under which the assignee, or sublessee shall agree for the benefit of Landlord to be bound by and to perform this Lease.

11.03 TRANSFERS BY LANDLORD. Landlord shall have the right to sell, convey, transfer or assign all or any part of its interest in the real property and the buildings of which the Leased Premises are a part or its interest in this Lease. All covenants and obligations of Landlord under this Lease, except those already in existence on the date of conveyance, shall cease as to Landlord upon the execution of such conveyance, transfer or assignment, but such covenants and obligations shall run with the land and shall be binding upon the subsequent owner or owners thereof or of this Lease. All obligations incurred or in existence prior to the date of transfer shall survive said transfer and remain the obligation of Landlord.

11.04 NO RELEASE OF GUARANTOR. Any wording or implication herein to the contrary notwithstanding, any assignment or subletting under this Article 11 shall not operate to release or waive the obligations of Tenant or any Guarantor under this Lease.

                                   ARTICLE 12

                             GOVERNMENT REGULATIONS

12.01 GOVERNMENTAL REGULATIONS. Tenant shall, at its sole cost and expense, comply with all of the requirements pertaining to the operation of its business as imposed by county, municipal, state, federal and other governmental authorities which have jurisdiction over the Premises or Tenant, now in force or which may hereafter be in force; provided, however, requirements imposed on the Property in general or the Leased Premises in general, and not required because of the nature of Tenant's business, shall be complied with at the cost of Landlord. The foregoing language notwithstanding, Tenant agrees that any requirements of the Americans with Disabilities Act shall be met at Tenant's expense; likewise, a requirement imposed on the Property in general or the Leased Premises in general, and not imposed because of the nature of Tenant's business, but compliance with which is triggered by a request by Tenant to remodel or otherwise change the Property, and such request requires a building permit, shall be met at the expense of Tenant.

                                   ARTICLE 13

                         DESTRUCTION OF LEASED PREMISES

13.01 TOTAL OR PARTIAL DESTRUCTION. If the Leased Premises shall be partially or totally destroyed by fire or other casualty insurable under full standard fire and extended risk insurance, so as to become partially or totally untenantable, the same (unless Landlord shall elect not to rebuild as hereinafter provided) shall be repaired and restored by and at the cost of Tenant , and Rent shall continue during such period of repair and restoration for the longer of six (6) months or the period for which Tenant's business interruption insurance makes payments to Tenant as a result of such destruction and interruption of Tenant's business. Thereafter, a just and proportionate part of the rent, as provided for hereinafter, shall be abated until the Leased Premises are so restored.

Landlord and Tenant agree to take all reasonable steps to make the proceeds of their respective casualty insurance coverages available to Tenant so that Tenant may fulfill its reconstruction obligations hereunder. Landlord and Tenant additionally agree to take all reasonable steps to mutually assure that the reconstruction proceeds so as not to lose the exclusive "Brew Pub" use that the Property enjoys pursuant to paragraph 2 of the Restrictions Agreement.

If more than one-third (1/3) of the building in which the Leased Premises are located shall be destroyed or damaged by fire or other casualty, and if the unexpired portion of the term of this Lease shall be two (2) years or less at the date of the damage, then Landlord may elect not to repair or rebuild by giving written notice within thirty (30) days after such occurrence of its election to terminate this Lease; otherwise, Tenant shall commence and pursue such reconstruction diligently to completion.

In the event that Landlord shall exercise the right heretofore given to terminate, then this Lease shall cease as of the date of such damage or destruction, and all rent or other charges payable by Tenant shall be prorated to the date of such damage or destruction. In the event that this Lease is not canceled, then the Rent shall continue during such period of repair and restoration for the longer of six (6) months or the period for which Tenant's business interruption insurance makes payments to Tenant as a result of such destruction and interruption of Tenant's business. Thereafter, a just and proportionate part of the rent shall be abated until the Leased Premises are so restored.

13.02 PARTIAL DESTRUCTION OF PROPERTY. In the event that sixty percent (60) or more of the gross leasable area in the Property shall be damaged or destroyed by fire or other cause during the last two (2) years of the Lease, or during the last two (2) years of any extended term, notwithstanding that the Leased Premises may be unaffected by such fire or other cause, Landlord or Tenant shall have the right, to be exercised by notice in writing delivered to the other party, within thirty (30) days after said occurrence, to cancel and terminate this Lease. Upon the giving of such notice to Tenant, the term of this Lease shall expire as of the date of the damage, and Tenant shall vacate the Leased Premises and surrender the same to Landlord pursuant to the terms of the lease, allowing a reasonable period of time for the closing of Tenant's business and the removal of Tenant's property from the premises.

                                   ARTICLE 14

                                 EMINENT DOMAIN

14.01 TOTAL CONDEMNATION. If the whole of the Leased Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, or be conveyed in lieu of any such taking, or if a part of the Leased Premises shall be so acquired or condemned, and if such partial taking or acquisition renders the Leased Premises unsuitable for the business of Tenant, in Tenant's reasonable business judgment, then the term of this Lease shall cease and terminate as of the date of the taking, and all rentals shall be paid up to that date.

14.02 PARTIAL CONDEMNATION. In the event of a partial taking, or conveyance of the Leased Premises in lieu thereof, which is not extensive enough to render the Leased Premises unsuitable for the business of Tenant, in Tenant's reasonable business judgment, the Landlord, shall promptly restore the Leased Premises to a condition comparable to its condition immediately prior to such taking (less the portion lost in the taking), and this Lease shall continue in full force and effect. In such case, all rents due hereunder shall, from the date of said taking or conveyance, be abated on a fair and equitable basis to the extent of any reduction, if any, in the area of the Leased Premises resulting from such taking and not restored, and also taking into account the impact, if any, of the loss of parking in the Property.

14.03 DAMAGES. In the event of any condemnation, taking, or conveyance in lieu thereof, as hereinbefore provided, whether whole or partial, Tenant shall not be entitled to any part of the award or price, as damages or otherwise, awarded to Landlord for such condemnation, taking, or conveyance, except to the extent provided in paragraph 14.04. Tenant hereby expressly waives any right or claim to any part thereof and assigns to Landlord its interest therein; provided, however, that where the taking is such as results in a termination of the Lease pursuant to other provisions of this Article, then and in that event, notwithstanding anything herein to the contrary, Landlord shall not be entitled to that portion, if any, of an award made to or for the benefit of Tenant for loss of Tenant's business or depreciation to and cost of removal of its stock, trade fixtures and equipment which Tenant is entitled to remove. Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.

14.04 TENANT'S DAMAGES. The foregoing language notwithstanding, Tenant shall have the right to claim and recover from the condemning authority (but not from Landlord) such compensation as may be separately awarded to Tenant in Tenant's own name and right on account of all damages suffered by Tenant of any nature whatsoever, including, without limitation, court costs and attorney's fees, by reason of the condemnation and including without limitation any cost which Tenant may incur in removing its property from the Leased Premises or restoring all or any portion of the Leased Premises to their former condition.

                                   ARTICLE 15

                                DEFAULT OF TENANT

15.01 DEFAULT. Any one or more of the following shall constitute an "Event of Default" under this Lease:

              (a) failure of Tenant to pay any Rent, Additional Rent or other charge due hereunder within ten (10) days after receipt by Tenant of written notice that the same has not been paid; or ,

              (b) Tenant's failure to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Tenant for more than thirty (30) days after receipt of written notice thereof; or, if such performance cannot reasonably be completed within said thirty (30)days, failure to commence the performance within said thirty (30) days and pursue the same diligently to completion, or ,

                  (c) if Tenant shall file or have filed against it any bankruptcy proceedings, or take or have taken against it in any court pursuant to any statute, either of the United States or of any state, a petition of bankruptcy or insolvency, or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement; and shall not withdraw, or have withdrawn, said filing or petition within sixty (60) days of the date of filing; or ,

             (d) if Tenant shall abandon the Leased Premises (other than during periods of repair or renovation, or as a result of casualty, force majeur, or other events beyond the reasonable control of Tenant) and shall fail to pay sums due hereunder in a timely manner, or suffer this Lease to be taken under any writ of execution.

If an Event of Default occurs, the Landlord shall, upon proper observance of all requirements of law, have the right to enter the Leased Premises and take possession thereof and of all permanent improvements thereon and may remove all persons and property from the Leased Premises by force, summary action, or otherwise, and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

Tenant agrees to quit and deliver up possession of the Property, including permanent improvements to the Property, when this Lease terminates.

15.02 REMEDIES. If an Event of Default occurs, the Landlord may elect to re-enter, as herein provided, or take possession pursuant to legal proceedings or pursuant to any notice provided for herein, and Landlord may either terminate this Lease, or may from time to time and without terminating this Lease make such alterations and repairs as may be reasonably and commercially necessary in order to relet the Premises and relet said Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its reasonable business judgment and discretion may deem advisable. Upon each such reletting all rentals received by Landlord from such reletting shall be applied first to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second to the payment of reasonable costs and expenses of such reletting, including reasonable brokerage fees and reasonable attorneys' fees, and of reasonable costs of such alterations and repairs; third to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder from Tenant. If such rentals received from such reletting during any month are less than that to be paid during that month by Tenant hereunder, Tenant shall be liable for the payment of such deficiency to Landlord. Such deficiency shall be calculated and become payable monthly. No such re-entry or the taking of possession of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease or to accept a surrender thereof unless a written notice of such intention is given to Tenant. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any Event of Default, in addition to any other remedies it may have, it may recover from Tenant the reasonable cost of recovering the Leased Premises. Any reletting shall be done in such reasonable and commercially prudent manner as Landlord may deem proper. Tenant agrees that this lease is a lease of "real property in a Property" and that a debtor in possession and/or trustee in bankruptcy acting pursuant to the provisions of the revised bankruptcy code, may assume this lease only if, in addition to such other conditions of this lease and of applicable law, said debtor in possession/trustee shall provide Landlord with such written assurances of future performance as are acceptable to Landlord. Any closing of Tenant's business, or alteration in the size of the premises, by said debtor in possession/trustee shall be deemed to be a material disruption in the tenant mix and balance of the Property.

15.03 LEGAL EXPENSES. If suit shall be brought for recovery of possession of the Leased Premises, and/or the recovery of rent or any other amount due under provisions of this Lease, or because of the breach of any other covenant herein contained on the part of the Tenant to be kept or performed, and the breach shall be established, Tenant shall pay to Landlord, in addition to all other sums and relief available to Landlord, all reasonable expenses incurred therefor, including reasonable attorneys' fees to the maximum extent permitted by law.

If suit shall be brought for the breach of any covenant herein contained on the part of the Landlord to be kept or performed, and the breach shall be established, Landlord shall pay to Tenant, in addition to all other sums and relief available to Tenant, all expenses incurred therefor, including reasonable attorneys' fees to the maximum extent permitted by law.

15.04 FAILURE TO PAY, INTEREST ON AMOUNT DUE. If either party at any time shall fail to pay any taxes, assessments, or liens, or to make any payment or perform any act required by this Lease to be made or performed by it, the party not required to make the payment or perform the act, without waiving or releasing the non-performing party from any obligation or default under this Lease, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the non-performing party. All sums so paid and all costs and expenses so incurred shall accrue interest at a rate equal to the "prime" rate charged by Norwest Bank of Denver to its best commercial customers, plus three (3) percentage points, per year, simple, from the date of payment or incurring thereof by the party making the payment or performing the obligation of the non-performing party and shall be paid to the performing party upon demand.

15.05 LIMITATION ON DAMAGES. Any language in this Article 15 or in this Lease to the contrary notwithstanding, and except as specifically provided in this Article, neither Landlord nor Tenant shall be liable, each to the other, for punitive, exemplary, or consequential damages as a result of the breach of such party's obligations hereunder.

                                   ARTICLE 16

                               ACCESS BY LANDLORD

         16.01 RIGHT OF ENTRY. Upon forty-eight (48) hours' prior written notice, Landlord or Landlord's agents shall have the right to enter the Leased Premises at all reasonable times to examine the same and to make such repairs as may be reasonably necessary and as Landlord is required to make under the terms of this Lease, and Landlord shall be allowed to take all material into and upon said Premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever for the care, maintenance or repair of the building or any part hereof, except as otherwise herein specifically provided. During the six
(6) months prior to the expiration of the term of this Lease or any renewal term, Landlord may exhibit the Premises to prospective tenants. Except in the case of emergency repairs necessary to prevent or mitigate damage to the Premises or injury to persons, Landlord shall not exercise any rights under this paragraph during Tenant's usual "busy" times, being the lunch and dinner periods of the day.

                                   ARTICLE 17

                                TENANT'S PROPERTY

17.01 TAXES ON TENANT'S PERSONAL PROPERTY. Tenant shall be responsible for and shall pay before delinquency all municipal, county, or state taxes assessed during the term of this Lease against any personal property of any kind owned by or placed in, upon, or about the Leased Premises by Tenant.

17.02 LOSS AND DAMAGE. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow, or leaks from any part of the Leased Premises, or from the pipes, appliances or plumbing works, or from the roof, street or subsurface, or from any other place, or by dampness or by any other cause of whatsoever nature, and whether originating in the Leased Premises or elsewhere, unless the same be caused by the negligent act or negligent failure to act of Landlord, or Landlord's agents, representatives, employees, or others in privity with Landlord. The terms of this paragraph notwithstanding, Landlord shall not be liable by way of subrogation if the claim is barred or waived under the waiver of subrogation provisions of this Lease. All property of Tenant kept or stored on the Leased Premises shall be so kept or stored at the risk of the Tenant only, and Tenant hereby holds Landlord harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carrier, a waiver of which shall be obtained in advance by Tenant.

17.03 NOTICE BY TENANT. Tenant shall give reasonable notice to Landlord in case of fire or accidents, or of defects in the Leased Premises or in the building of which the Leased Premises are a part.

                                   ARTICLE 18

                                NOTICE PROVISIONS

18.01 NOTICES. Any notice by Tenant to Landlord must be served either:

         A. by certified mail, postage prepaid, addressed to Landlord at the place designated for the payment of rent, or at such other address as Landlord may designate from time to time by written notice; or,
         B. by personal service upon Landlord at such address; or, C. by nationally recognized overnight courier service to such address; or, D. by facsimile transmission to the facsimile number provided to Tenant in writing.

         Until otherwise notified in writing, Tenant shall pay all rent reserved herein and all other sums required under this Lease at, and the information for notice is:

                                    Zymotic, LLC,
                                    a Colorado limited liability company
                                    c/o David E. Carpenter
                                    1115 N. Elm Street
                                    P.O. Box 216
                                    West Liberty, Iowa  52776
                                    Phone:  (319) 627-4101
                                    Fax:  (319)  627-4403

Any notice by Landlord to Tenant must be served either:

         A. by certified mail, postage prepaid, addressed to Tenant at its home office at 248 Centennial Parkway - Suite 100, Louisville, CO 80027, and to Tenant's General Manager at the Leased Premises, or at such other address or addresses as Tenant may designate from time to time by written notice to Landlord; or,
         B.   by personal service on Tenant at said addresses; or,
         C. by nationally recognized overnight courier service to such addresses; or,
         D. by facsimile transmission to the facsimile number provided to Landlord in writing. Tenant's facsimile number is (303)664-4199.

Notice via certified or registered mail shall be deemed delivered the earlier of actual delivery or three (3) days after deposit in the mail as described above. Notice by personal service shall be deemed delivered upon actual receipt. Notice by nationally recognized overnight courier service shall be deemed delivered the earlier of actual delivery or two (2) days after deposit with the courier service. Notice by facsimile shall be deemed delivered on the date transmitted if transmitted before 12 noon; otherwise, on the next regular business day after the date of transmission. A business day for the purpose of this Lease means any day other than Saturday, Sunday or the following national holidays: New Year's Day, Martin Luther King Day, President's' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas.

Upon receipt of any communication from third parties requiring any response by Landlord, Tenant agrees to exercise reasonable efforts to transmit said communication to Landlord in sufficient time for Landlord to comply with the requirements of said communication.

                                   ARTICLE 19

                   SUBORDINATION, NONDISTURBANCE, ATTORNMENT,
                    ESTOPPEL AND PLEDGE OF TENANT'S INTEREST

19.01 SUBORDINATION OF LEASE TO LANDLORD'S LENDERS. Tenant agrees that this Lease and the estate of Tenant hereby created may be made subject and subordinate to the lien of any mortgage, mortgages, deeds of trust or similar encumbrances hereafter placed upon the Leased Premises. Notwithstanding anything set out in this Lease to the contrary, in the event the holder of any mortgage or deed of trust elects to have this Lease superior to its mortgage or deed of trust, then, upon Tenant being notified to that effect by such encumbrance holder, this Lease shall be deemed prior to the lien of said mortgage or deed of trust, whether this Lease is adopted prior to or subsequent to the date of said mortgage or deed of trust; provided, however, neither the holder of the encumbrance nor any person or entity claiming by or through said holder may disrupt, terminate or otherwise interfere with Tenant's quiet possession of the Premises so long as Tenant keeps and performs the covenants of Tenant hereunder. The agreements herein shall be self-operative and no further instrument of subordination shall be required. However, upon demand by the holder of any mortgage covering all or any part of the Property, Tenant shall forthwith execute, acknowledge and deliver an agreement in favor of and in the form customarily used by such encumbrance holder. The foregoing language notwithstanding, Tenant shall not be required to sign, nor presumed to have signed or agreed to, any document hereunder which is not accurate or does not contain in form reasonably satisfactory to Tenant language which provides that notwithstanding the subordination of the Lease to the encumbrance in question, neither the holder of the encumbrance nor any person or entity claiming by or through said holder may disrupt, terminate or otherwise interfere with Tenant's quiet possession of the Premises so long as Tenant keeps and performs the covenants of Tenant hereunder.

Landlord reserves the right, without notice to or consent of Tenant, to assign this Lease and/or any and all rents hereunder as security for the payment of any mortgage loan, deed of trust loan, or other method of financing or refinancing. If the Property is presently encumbered by a mortgage, deed of trust or other encumbrance, it shall be a condition of Tenant's liability hereunder that Landlord obtain from the holders of any such encumbrance(s) a non-disturbance agreement reasonably acceptable in form and substance to Tenant, conforming with the terms of this paragraph 19.01.

19.02 ESTOPPEL CERTIFICATE. Tenant agrees, no more frequently than once per year, upon not less than ten (10) business days' prior notice by Landlord, to execute, acknowledge and deliver to Landlord, a statement in writing addressed to Landlord or other party designated by Landlord certifying that this Lease is in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the actual commencement and expiration dates of the Lease, stating the dates to which rent, and other charges, if any, have been paid, that the Leased Premises have been completed on or before the date of such certificate and that all conditions precedent to the Lease taking effect have been carried out, that Tenant has accepted possession, that the lease term has commenced, Tenant is occupying the Leased Premises and is open for business, and stating whether or not to the best of Tenant's knowledge and belief there exists any default by either party in the performance of any covenant, agreement, term, provision or condition contained in this Lease, and, if so, specifying each such default of which the signer may have knowledge and the claims or offsets, if any, claimed by the Tenant, it being intended that any such statement delivered pursuant hereto may be relied upon by Landlord or a purchaser of Landlord's interest and by any mortgagee or prospective mortgagee of any mortgage affecting the Leased Premises or the Property.

Landlord  agrees,  no more frequently than once per year, upon not less than ten
(10) business days' prior notice by Tenant, to execute, acknowledge and deliver to Tenant, a statement in writing addressed to Tenant or other party designated by Tenant certifying that this Lease is in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the actual commencement and expiration dates of the Lease, stating the dates to which Rent, and other charges, if any, have been paid, that the Leased Premises have been completed on or before the date of such certificate and that all conditions precedent to the Lease taking effect have been carried out, that Tenant has accepted possession, that the lease term has commenced, Tenant is occupying the Leased Premises and is open for business, and stating whether or not to the best of Landlord's knowledge and belief there exists any default by either party in the performance of any covenant, agreement, term, provision or condition contained in this Lease, and, if so, specifying each such default of which the signer may have knowledge and the claims or offsets, if any, claimed by the Landlord, it being intended that any such statement delivered pursuant hereto may be relied upon by Tenant or any person to whom Tenant may deliver such certificate.

19.03 ATTORNMENT. Tenant agrees that no foreclosure of a mortgage affecting the Leased Premises, nor the institution of any suit, action, summary or other proceeding against the Landlord herein, or any successor Landlord, or any foreclosure proceeding brought by the holder of any such mortgage to recover possession of such property, shall by operation of law or otherwise result in cancellation or termination of this Lease or the obligations of the Tenant hereunder, and upon the request of the holder of any such mortgage, Tenant covenants and agrees to execute an instrument in writing satisfactory to such party or parties or to the purchaser of the mortgaged premises in foreclosure whereby Tenant attorns to such successor in interest. The foregoing language notwithstanding, Tenant shall not be required to sign, nor presumed to have signed or agreed to, any document hereunder which does not contain in form reasonably satisfactory to Tenant language which provides that notwithstanding the attornment document, neither the holder of the document nor any person or entity claiming by or through said holder may disrupt, terminate or otherwise interfere with Tenant's quiet possession of the Property or the Premises so long as Tenant keeps and performs the covenants of Tenant hereunder.

19.04 PLEDGE OF PERSONAL PROPERTY AND/OR LEASE INTEREST. The foregoing language notwithstanding, Landlord acknowledges that Tenant may seek financing or funding which requires it to encumber the personal property owned by Tenant, as well as similar property from other restaurant operations, by way of a first and prior security interest in the collateral for the benefit of an institutional lender. In such event, Landlord shall execute such documents as are reasonably required by such lender to evidence subordination of Landlord's security interest, if any, in accordance with this paragraph.

                                   ARTICLE 20

                            MISCELLANEOUS PROVISIONS

20.01 ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent installments herein stipulated shall be deemed to be other than on account of the earliest stipulated rent.

20.02 APPLICABLE LAW. This Lease and the rights and obligations of the parties arising hereunder shall be construed in accordance with the laws of the State of Colorado.

20.03 CAPTIONS AND SECTION NUMBERS. The headings which have been used throughout this Lease have been inserted for convenience of reference only and do not constitute matter to be construed in interpreting this Lease. Words of any gender used in this Lease shall be held and construed to include any other gender and words in a singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. The words "herein," "hereof," "hereunder," and other similar compounds of the word "here" when used in this Lease shall refer to the entire Lease and not to any particular provision or section. If the last day of any time period stated herein shall fall on a Saturday, Sunday, or legal holiday, then the duration of such time period shall be extended so that it shall end on the next succeeding day which is not a Saturday, Sunday, or legal holiday.

20.04 COVENANTS AND RESTRICTIONS. Subject to the undertakings imposed upon Landlord pursuant to paragraph 12.01 regarding Governmental Regulations and
Article 13 regarding Destruction of Leased Premises, Tenant shall undertake to see that the Property and the Premises and the operation of Tenant's business thereon and therein shall at all times comply with the Declaration, the Restrictions Agreement and any other covenants, declarations or other restrictions as may be applicable to the Property and Premises from time to time and Tenant shall bear all costs associated with such compliance.

20.05 COUNTERPARTS. This Lease may be executed in several counterparts, each of which shall be full effected as an original and all of which together shall constitute one and the same instrument.

20.06 ENTIRE AGREEMENT. The Lease, the Exhibits and any Rider set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as herein set forth. All prior communications, negotiations, arrangements, representations, agreements and understandings, whether oral, written or both, between the parties hereto, and their representatives, are merged herein and extinguished, this Lease superseding and canceling the same. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and executed by the party against which such subsequent alteration, amendment, change or modification is to be enforced. If any provision contained in any Exhibit or Rider hereto is inconsistent with any printed provisions of this Lease the provision contained in such Exhibit or Rider shall supersede said printed provision.

20.07 EXHIBITS. All references to Exhibits contained herein are references to Exhibits attached hereto, all of which are made a part hereof for all purposes the same as if set forth herein verbatim, it being expressly understood that if any Exhibit attached hereto which is to be executed and delivered contains blanks, the same shall be completed correctly and in accordance with the terms and provisions contained herein and as contemplated herein prior to or at the time of execution and delivery thereof.

20.08 FACSIMILE SIGNATURES. Facsimile copies bearing copies of the signatures of Landlord and Tenant shall be binding upon the parties until such time as each party has received a copy of this Lease bearing original signatures.

20.09 FORCE MAJEURE. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then the time allowed for performance of such act shall be extended by a period a equivalent to the period of such delay. The provisions of this Section 20.09 shall not operate to excuse Tenant, or Landlord as the case may be, from the prompt payment of Rent or any other payments required by the respective parties under the terms of this Lease.

20.10  GUARANTOR.  This Lease is Guaranteed by Rock Bottom Restaurants, Inc.,
                   pursuant to the Guaranty attached hereto as Exhibit ___.

20.11. HAZARDOUS MATERIALS: Neither Landlord nor Tenant will store, use, or dispose of any hazardous, toxic, corrosive, explosive, reactive or radioactive matter in, on, or about the Premises or the Property. Landlord and Tenant will comply with all applicable environmental laws and permitting requirements impacting the operations on the Leased Premises. Tenant shall indemnify and hold harmless the Landlord from any claims or actions, including, without limitation, costs, reasonable attorneys' fees and costs of remediation, arising out of Tenant's use, storage or disposal of toxic or hazardous materials on or in the Leased Premises.

20.12 NO PARTNERSHIP OR OTHER ASSOCIATION. Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business or otherwise, or joint venturer or a member of a joint enterprise with Tenant.

20.13 NOTICE TO LANDLORD OF DEFAULT. In the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease, or make any claim against Landlord for the payment of money, Tenant will not make such claim or exercise such right until it has given written notice of such act or omission to the Landlord, and after fifteen (15) days shall have elapsed following the giving of such notice, during which Landlord has not commenced diligently to remedy such act or omission or to cause the same to be remedied.

20.14 PARTIAL INVALIDITY. If any one or more of the provisions of this Lease, or the applicability of any such provision to a specific situation, shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this Lease and all other applications of any such provisions shall not be affected thereby.

20.15 PRELIMINARY NEGOTIATIONS. This Lease is executed in conjunction with the Purchase and Sale Agreement dated June ___, 1997, between Zymotic, LLC, or assigns and Rock Bottom Restaurants, Inc. Tenant's obligations under this Lease are contingent or conditioned only upon the closing of the transaction contemplated by said Purchase and Sale Agreement. If for any reason said transaction does not close, and Landlord does not acquire title to the Property, the Lease shall be of no force or effect, and each party shall be released from any obligation hereunder.

20.16 QUIET ENJOYMENT, LANDLORD'S COVENANT. Upon payment by Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through, or under Landlord. In that regard, and notwithstanding any other language herein to the contrary, when exercising its rights and performing its obligations under this Lease, Landlord shall take no action which shall interfere with the conduct of Tenant's business, cause inconvenience to Tenant's customers, increase Tenant's cost of doing business or cost for common area maintenance and expenses, or change or interfere with the ingress/egress provided to and from the Leased Premises, or change, decrease or interfere with Tenant's signage, without Tenant's prior written consent, which consent shall be given or withheld in Tenant's reasonable business judgment. The within limitation shall not apply to actions taken by Landlord to enforce its rights after a default and failure to cure by Tenant, and shall not apply to the extent Landlord and Tenant are governed by the rules, regulations, covenants, restrictions, etc. applicable to the Property and the Premises.

20.17 REAL ESTATE COMMISSIONS. Landlord and Tenant warrant to each other they have not dealt with any broker or Realtor with respect to this transaction.

20.18 RECORDING. A certificate or memorandum of this Lease, prepared by Landlord, may at the option and expense of Landlord, be recorded. Tenant shall execute any such certificate or memorandum which accurately reflects the general non-monetary terms of this Lease upon request by Landlord; provided, however, no such certificate or memorandum shall state the amount of rent or other charges payable by Tenant to Landlord under this Lease.

20.19 TENANT'S ASSERTION OF LANDLORD'S RIGHTS. So long as Tenant is not in default under the terms of the within Lease, Landlord assigns to Tenant, at Tenant's expense, Landlord's right to:

         (a) Audit the Common Expenses of the Centennial Promenade Shopping Center as provided in paragraph 8 (c ) of the Declaration; and,
         (b) Enforce the terms of the Restrictions Agreement pursuant to which the Property is to be the sole site of a "Brew Pub" in the Centennial Promenade Shopping Center.

20.20 WASTE. Tenant shall not allow nor commit waste on or about the Premises.

20.21 NO WAIVER CUMULATIVE RIGHTS. The various rights and remedies contained in this Lease shall not be exclusive of any other right or remedy, but shall, except as specifically set forth otherwise, be cumulative and in addition to any other remedy now or hereafter existing at law, in equity, or by statute. No delay or omission of any exercise of any right by either party shall impair any such right, or constitute or give rise to a waiver of any right or of any default or any acquiescence therein. One or more waivers of any covenant or condition of this Lease by either party shall not constitute or give rise to any waiver of any subsequent rights under the same covenant or condition. The consent or approval by either party to or of any act or thing requiring consent or approval shall not be deemed to waive or render unnecessary consent to approval of any subsequent similar act.

                                   ARTICLE 21

                            HOLDING OVER; SUCCESSORS

21.01 HOLDING OVER. In the event Tenant remains in possession of the Leased Premises after the expiration of the tenancy created hereunder, and without the execution of a new lease, Tenant, at the option of Landlord, shall be deemed to be occupying the Leased Premises as a tenant from month to month, at one hundred fifty percent (150%) of the Base Rent for the last Lease Year of the term, subject to all the other conditions, provisions and obligations of this Lease insofar as the same are applicable to month-to-month tenancy.

21.02 SUCCESSORS AND ASSIGNS. Except as otherwise herein provided, this Lease and all the covenants, terms, provisions and conditions herein contained shall inure to the benefit of and be binding upon the heirs, representatives, successors and assigns of each party hereto, and all covenants herein contained shall run with the land and bind any and all successors in title to Landlord.




TENANT:                                              LANDLORD:
WALNUT BREWERY, INC., a                              ZYMOTIC, LLC, a Colorado
Colorado corporation,                                limited liability company


By:
    ----------------------------                     ----------------------
     Thomas A. Moxcey, President                     David E. Carpenter,
                                                     Manager-Member